UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

AVALANCHE TREASURY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-43345	39-4863126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street 2nd Floor

New York, NY   10036

(Address of Principal Executive Offices, and Zip Code)

(332) 240-1155

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AVAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, Avalanche Treasury Corporation (the “Company”) resolved to increase the number of directors of the Company from three to four directors and appointed Ms. Virginia Gambale to the Board, effective September 8, 2026. In addition, the Board appointed Ms. Gambale to the audit committee of the board (the “Audit Committee”).

Also effective September 8, 2026 Mr. Gerald Bartholomew Smith resigned from the Audit Committee. Mr. Smith has not resigned from any of his other positions with the Company and remains a member of the Board of Directors. Effective September 8, 2026, the Audit Committee has two members who qualify as independent pursuant to Rule 10A-3 of the Exchange Act, as permitted during the phase-in period under Nasdaq Rule 5615(b)(1)(B).

In connection with her appointment, Ms. Gambale entered into a director services agreement, a copy of which is filed herewith as Exhibit 10.1 and the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.15 to the Company’ Current Report on Form 8-K filed on June 17, 2026.

On September 8, 2026, Mr. Paul Grinberg, Chair of the Audit Committee, member of the Nominating and Corporate Governance Committee and the Compensation Committee also entered into a director services agreement, a copy of which is filed herewith as Exhibit 10.2.

Under the respective director services agreements, Ms. Gambale and Mr. Grinberg will receive compensation pursuant to the Company’s director compensation policy in effect from time to time. The Company will also reimburse Ms. Gambale and Mr. Grinberg for all reasonable travel and other out-of-pocket expenses incurred in connection with rendering services for the Company. The foregoing description of the director services agreements is a summary and qualified in its entirety by reference to the full text of the relevant exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1(1)	Director Services Agreement between the Company and Ms. Virginia Gambale, dated September 8, 2026.
10.2(1)	Director Services Agreement between the Company and Mr. Paul Grinberg, dated September 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1) Certain schedules, exhibits and similar attachments have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of all omitted information to the SEC upon its request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALANCHE TREASURY CORPORATION

Date: September 9, 2026	By:	/s/ Gerald Bartholomew Smith
	Name:	Gerald Bartholomew Smith
	Title:	Chief Executive Officer